UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 31, 2007
Date of Report

ALTERNET SYSTEMS, INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-31909	88-0473897
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

#610-815 West Hastings Street, Vancouver, BC, V6C 1B4
(Address of Principal Executive Offices)

604-608-2540
(Registrant's Telephone Number)

Check the appropriate box below if the Form-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions ( see General Instructions A.2 below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

2

ITEM 1.01 Entry into a Material Definitive Agreement

ITEM 3.02 Unregistered Sale of Equity Securities

          On December 31, 2007, Alternet Systems, Inc. (the “Company”) Fabio Alvino, Eduardo & Monica Bello, Henryk Dabrowski, Manfred Koroschetz, New Market Technology, Inc., John Puente, Red Hawke, Inc., Hector Rodriguez (each, a “Transferor” and collectively, the “Transferors”) and TekVoice Communications, Inc. (“TekVoice”)entered into and closed a Stock Acquisition Agreement (the “Agreement”) pursuant to which the Company acquired all of the issued and outstanding shares of capital stock of TekVoice from the Transferors in consideration for an aggregate amount of four million (4,000,000) shares of common stock of the Company (the “Acquisition Shares”). In addition to the Acquisition Shares, the Transferors, in the aggregate, shall be entitled to receive an up to an additional two million (2,000,000) shares of common stock of the Company if TekVoice’s sales for the fiscal year ended December 31, 2008 exceed sales for fiscal year ended December 31, 2007 by twenty percent (20%) (the “Additional Consideration”). In the event the Company is merged with another entity prior to December 31, 2008, the Additional Consideration shall be issued to the Transferors on the day immediately prior to the day that such merger takes place. The Transferors shall be entitled to appoint three (3) members to the Company’s board of directors, effective at the closing, provided, however, in no event shall Transferors be required to appoint a member to the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

AUDITORS OPINIONS

CONSOLIDATED BALANCE SHEETS
CONSOLIDATED STATEMENT OF OPERATIONS
CONSOLIDATED STATEMENT OF CHANGES OF STOCKHOLDERS’ EQUITY
CONSOLIDATED STATEMENT OF CASH FLOWS

Pollard-Kelley Auditing Services, Inc
Auditing Services	4500 Rockside Road, Suite 450, Independence, OH 44131 330-864-2265

Report of Independent Registered Public Accounting Firm

TekVoice Communications, Inc.
Miami, FL

We have audited the accompanying balance sheets of TekVoice Communications, Inc. as of December 31, 2006 and 2005, and the related statements of income, changes in stockholders’ equity, and cash flows for each of the two years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 5 the Company has not generated significant profits to date. This factor among others raises substantial doubt the Company will be able to continue as a going concern. The Company’s continuation as a going concern depends upon its ability to generate sufficient cash flow to conduct its operations and its ability to obtain additional sources of capital and financing. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Management’s plans concerning this matter are also discussed in Note 5.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2006 and 2005, and the results of its operations and it cash flows for each of the two years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting standards.

Pollard-Kelley Auditing Services, Inc.

/S/ Pollard-Kelley Auditing Services, Inc.

Independence, Ohio
October 8, 2007

TekVoice Communications, Inc.
BALANCE SHEET
December 31, 2006 and December 31, 2005

	2006	2005
ASSETS
Current Assets
Cash and cash equivalents	$43,761	$43,468
Accounts receivable - net of allowance for
doubtful accounts of $34,500 and 18,000 respectively	691,534	896,729
Total Current Assets	735,295	940,197
Fixed Assets
Equipment	309,990	309,990
Furniture and fixtures	8,609	8,609
Software and licenses	70,375	70,375
	388,974	388,974
Less: Accumulated depreciation	(346,109)	(239,614)
	42,865	149,360
Other Assets
Deposits	4,889	9,047
Goodwill	-	741,000
	4,889	750,047
Total Assets	$783,049	$1,839,604

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Notes payable	135,000	135,000
Accounts payable	182,736	984,400
Related party payables	27,215	381,019
Accrued taxes	15,718	2,799
Seller notes payable	-	147,000
Due to shareholders	80,677	106,369
Total Current Liabilities	441,346	1,756,587
Stockholders' Equity
Common stock	9,051	7,248
Additional contributed capital	3,818,697	3,008,500
Retained deficit	(3,486,045)	(2,932,731)
	341,703	83,017

Total Liabilities and Stockholders' Equity	$783,049	$1,839,604

See accompanying notes to financial statements.

TekVoice Communications, Inc.
STATEMENT OF OPERATIONS
For the Years Ended December 31, 2006 and 2005

	Year to	Year to
	Date	Date
	2006	2005

Revenues	$3,344,903	$1,461,335

Cost of Sales
Direct cost of sales	2,537,097	433,420
Gross Profit	807,806	1,027,915

Expenses
Office	30,408	81,489
Bad debts	55,550	41,635
Consulting fees	328,325	1,302,463
Depreciation	106,495	106,495
Interest	27,127	63,346
Marketing	8,356	201,852
Professional fees	1,434	27,761
Rent	10,000	21,050
Salaries	66,853	68,207
Travel	1,684	5,184
	636,232	1,919,482
	171,574	(891,567)
Other Income and Expenses
Customer fees	4,744	11,514
Other income	11,368	42,211
Goodwill impairment	741,000	-
	(724,888)	53,725
Income Before Taxes	(553,314)	(837,842)
Tax Provision
Tax provisions	-	-
Net Loss	$(553,314)	$(837,842)

Loss per share	$(0.07)	$(0.13)

Average shares outstanding	8,149,490	6,287,649

See accompanying notes to financial statements.

TekVoice Communications, Inc.
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
For the Years Ending December 31, 2006 and 2005

			Additional
	Common Stock		Contributed	Retained
	Shares	Amount	Capital	Deficit	Total
Balance January 1, 2005	5,326,990	$5,327	$2,082,621	$(2,094,889)	$(6,941)
Share sales	357,244	357	172,243	-	172,600
Shares for services	1,138,113	1,138	548,262		549,400
Shares issued in connection	-	-	-	-	-
with acquisition	425,961	426	205,374		205,800
Net Loss	-	-	-	(837,842)	(837,842)
Balance December 31, 2005	7,248,308	7,248	3,008,500	(2,932,731)	83,017
Share sales	594,555	595	286,675	-	287,270
Shares for services	781,848	782	376,948	-	377,730
Shares issued in connection					-
with acquisition	425,961	426	146,574	-	147,000
Net Income	-	-	-	(553,314)	(553,314)
Balance December 31, 2006	9,050,672	$9,051	$3,818,697	$(3,486,045)	$341,703

See accompanying notes to financial statements.

TekVoice Communications, Inc.
STATEMENT OF CASH FLOWS
For the Years Ended December 31, 2006 and 2005

	Year to	Year to
	Date	Date
	2006	2005
Cash Flows from Operating Activities
Net Loss	$(553,314)	$(837,842)
Adjustments to reconcile net loss to net
cash provided by operating activities
Depreciation and amortization	106,495	106,495
Stock for services	377,730	549,400
Write-off of Goodwill impairment	741,000	-
Decrease/(Increase) in Accounts receivable	205,195	(911,319)
(Decrease)/Increase in Accounts payable	(801,664)	637,233
(Decrease)/Increase in Related party payables	(353,804)	239,336
Increase in Accrued taxes	12,919	(181)
Increase in Accrued interest	-	-
Net Cash (Used) by Operating Activities	(265,443)	(216,878)

Cash Flows from Investing Activities
Reduction in Deposits	4,158	7,071
Net Cash (Used) by Investing Activities	4,158	7,071

Cash Flows from Financing Activities
(Decrease)/Increase in net Shareholder loans	(25,692)	24,994
Sale of Common stock	287,270	172,600
Cash Flows Provided by Financing Activities	261,578	197,594

Net Increase in Cash and Cash Equivalents	293	(12,213)

Cash and Cash Equivalents - Beginning	43,468	55,681

Cash and Cash Equivalents - Ending	$43,761	$43,468

See accompanying notes to financial statements.

TekVoice Communications, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

History:

The Company is a Florida corporation incorporated on May 17, 2002. The Company is a Voice over IP provider primarily in Latin America.

On June 12, 2003 the Company acquired, in an asset purchase agreement, selected assets and assumed selected liabilities of American Telecom Services, Inc. (ATS, Inc) for shares of the Company’s common stock. The purchase resulted in the recognition of $735,000 of goodwill.

In June 2003, the Company acquired, in an asset purchase agreement, selected assets of Catelyst Communications, Inc. for cash. The purchase resulted in the recognition of $6,000 in goodwill.

Revenue Recognition:

Revenues are recognized when title transfers or the services are rendered. Telecommunications services are billed at the end of the month the services are provided, unless the client is prepays the services.

Cash and Cash Equivalents:

For the purposes of the Statement of Cash Flows, the Company considers all short-term debt securities to be cash equivalents.

Cash paid during the year for:

	2006	2005
Interest	$27,127	$63,346
Income taxes	$0	$0

Income Taxes:

The Company accounts for income taxes under a method, which requires a company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in a company’s financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statements carrying amounts and tax basis of assets and liabilities using enacted tax rates. The Company presently prepares its tax return on the

TekVoice Communications, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

cash basis and its financial statements on the accrual basis. No deferred tax assets or liabilities have been recognized at this time, since the Company has shown losses for both tax and financial reporting. The Company’s net operating loss carry forward at December 31, 2006 is approximately $2,900,000.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Goodwill:

The net assets of companies acquired in purchase transactions are recorded at fair value at the date of acquisition, as such, the historical cost basis of individual assets and liabilities are adjusted to reflect their fair value. Goodwill is not amortized, but is reviewed for potential impairment on an annual basis at the reporting unit level. The impairment test is performed in two phases. The first step of the goodwill impairment test, used to identify potential impairment, compares the fair value of the reporting unit with its carrying amount, including goodwill of the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired; however, if the carrying amount of the reporting unit exceeds its fair value, an additional procedure must be performed. That additional procedure compares the implied fair value of the reporting units’ goodwill with the carrying amount of that goodwill. An impairment loss is recorded to the extent that the carrying amount of goodwill exceeds its implied fair value. In 2006 management reviewed the Company’s Goodwill for impairment. Management decided that since the Company has suffered losses since inception for both book and tax purposes the Company’s Goodwill was impaired. Accordingly the Goodwill was written off at December 31, 2006.

NOTE 2 - NOTES PAYABLE

The Company has two line of credit arrangements outstanding at December 31, 2006 and 2005. One note is for $85,000 and the second note for $50,000. The terms of the notes are the same. Interest is at 2% above the banks prime rate and is payable monthly. The notes are due on demand and are renewed annually. The $85,000 note is secured by two certificates of deposit, one held by a related company, Optimized Holdings, LLC., a company owned by Mr. Henryk Dabrowski and Mr. Manfred Koroschetz, for $42,500 and one held by Henryk Dabrowski, a shareholder for $42,500. The $50,000 note is secured by a certificate of deposit held by Manfred Koroschetz, a shareholder.

TekVoice Communications, Inc.

NOTES TO FINANCIAL STATEMENTS
December 31, 2006 and 2005

NOTE 3 – STOCKHOLDERS’ EQUITY

Common Stock

At December 31, 2006 the Company had 30,000,000 shares authorized common stock with a par value of $0.001 per share. There were 9,050,672 and 7,248,308 shares outstanding at December 31, 2006 and 2005 respectively.

NOTE 4 – RELATED PARTIES

The Company from time to time sells products and services to and purchases products and services form several related Companies. Total sales to these companies for 2006 and 2005 were $000 and $000 respectively. In addition purchases from these related Companies for 2006 and 2005 were $000 and $000 respectively. In addition total receivable from the related Companies at December 31, 2006 and 2006 were 4000 and $000 respectively. Total payable to these related Companies at December 31, 2006 and 2005 were $182,736 and $984,400 respectively.

The Company also owes two officers and shareholders $80,677 and $106,369 at December 31, 2006 and 2005 respectively. These monies represent advances to the Company made from time to time by these officers. The arrangement is non-interest bearing, and unsecured.

NOTE 5 – GOING CONCERN

The Company has only generated profits in 2006. This factor among others raises substantial doubt the Company will be able to continue as a going concern. The Company’s continuation as a going concern depends upon its ability to generate sufficient cash flow to conduct its operations and its ability to obtain additional sources of capital and financing. The accompanying consolidated financial statements do not include any adjustments that may result from the outcome of this uncertainty.

Managements plans to relieve these problems by continuing to raise working capital either through stock sales or loans.

(b) Pro forma financial information.

ALTERNET SYSTEMS INC. AND SUBSIDIARIES

Pro Forma Consolidated Balance Sheet

December 31, 2007

	Alternet	TekVoice
	Systems	Communications	Adjustments	Consolidated
	Inc.	Inc.
ASSETS

Current Assets

Cash	$41	$18,563	$-	$18,604
Accounts receivable	-	430,497	-	430,497
Prepaid expenses	1,926	10,181	-	12,107

Total Current Assets	1,967	459,241	-	461,208

Fixed Assets
Computer and Equipment	18,735	309,990	-	328,725
Furniture and fixtures	-	8,609	-	8,609
Software and licenses	4,684	67,875	-	72,559
	23,419	386,474	-	409,893
Less: Accumulated depreciation	(15,868)	(386,474)	-	(402,342)

	7,551	-	-	7,551

TOTAL ASSETS	$9,518	$459,241	$-	$468,759

ALTERNET SYSTEMS INC. AND SUBSIDIARIES

Pro Forma Consolidated Balance Sheet

December 31, 2007

	Alternet	TekVoice
	Systems	Communications	Adjustments	Combined
	Inc.	Inc.
LIABILITIES

Current Liabilities

Note payable	$-	$147,000	$-	$147,000
Accounts payable & accrued liabilities	207,627	188,797	-	396,424
Sales taxes payable	-	39,261	-	39,261
Due to related parties	3,838	32,321	-	36,159
Total Current Liabilities	211,465	407,379	-	618,844

TOTAL LIABILITIES	211,465	407,379	-	618,844

STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY)

Capital Stock
Common stock, $0.00001 par value, 100,000,000 shares	63	9,501	(9,461)	103
authorized 10,278,146 (2006 – 4,755,643) issued and outstanding
Additional Paid-In Capital	5,136,702	3,818,696	(6,929,370)	2,026,028
Private Placement Subscriptions	231,487	-	-	231,487
Accumulated Other Comprehensive Income (Loss)	256	-	1,398,053	1,398,309
Deferred Compensation	(29,677)	-	-	(29,677)
Deficit	(5,540,778)	(3,776,335)	5,540,778	(3,776,335)

TOTAL STOCKHOLDERS' EQUITY	(201,947)	51,862	-	(150,085)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,518	$459,241	$-	$468,759

ALTERNET SYSTEMS INC. AND SUBSIDIARIES

Pro Forma Statement of Loss

For the Year ended December 31, 2007

	Alternet	TekVoice
	Systems	Communications	Adjustments	Combined
	Inc.	Inc.
REVENUE
Sales	$-	$3,161,118	$-	$3,161,118
Cost of Sales
Direct cost of sales	-	2,102,176	-	2,102,176

GROSS PROFIT	-	1,058,942	-	1,058,942

OPERATING EXPENSES

Bad Debt	-	51,683	-	51,683
Commissions	-	535,570	-	535,570
Depreciation and Amortization	3,074	42,250	-	45,324
Interest	-	29,095	-	29,095
Management and Consulting	283,233	746,996	-	1,030,229
Marketing	717,895	7,419	-	725,314
Office and General	35,296	20,264	-	55,560
Professional fees	77,674	17,525	-	95,199
Rent	40,089	21,600	-	61,689
Telephone and Utilities	5,217	12,114	-	17,331
Travel	4,707	14,007	-	18,714

TOTAL OPERATING EXPENSES	1,167,185	1,498,523	-	2,665,708

NET LOSS BEFORE OTHER ITEMS	(1,167,185)	(439,581)	-	(1,606,766)

Customer fees	-	4,294	-	4,294
Other income	-	144,997	-	144,997

NET LOSS FOR THE YEAR	$(1,167,185)	$(290,290)	$-	$(1,457,475)

BASIC NET LOSS PER SHARE				$(0.25)

WEIGHTED COMMON SHARES OUTSTANDING				5,738,328

Alternet Systems Inc. and Subsidiaries
Pro Forma Footnotes

These proforma consolidated financial statements are based on the unaudited financial statements of Alternet Systems Inc. (“Alternet”) for the year ended December 31, 2007 and the unaudited financial statements of Tekvoice Communications Inc. (“Tekvoice”) for the year ended December 31, 2007, as prepared by management. These proforma consolidated financial statements reflect the reverse takeover as if it had occurred effective December 31, 2007 for the purposes of the balance sheet and as of January 1, 2007 for the purposes of the statement of loss.

The pro forma financial information is not necessarily indicative of what the Registrant’s consolidated results of operations actually would have been had the acquisition been completed as of January 1, 2007. Additionally, the unaudited pro forma financial information does not attempt to project the future results of operations of the Registrant combined with the Tekvoice business. In the opinion of management, all significant adjustments necessary to reflect the effects of the acquisition have been made.

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(c) Exhibits

Exhibit Number	Description

10.1

Stock Purchase Agreement, dated December 31, 2007, by and between Alternet Systems, Inc , Reliablecom Inc., Fabio Alvino, Eduardo & Monica Bello, Henryk Dabrowski, Manfred Koroschetz, New Market Technology, Inc., John Puente, Red Hawke, Inc., Hector Rodriguez and TekVoice Communications, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNET SYSTEMS, INC.

Dated: March 11, 2008	By:	/s/ Patrick Fitzsimmons
Patrick Fitzsimmons
Director/Secretary